                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                    --------


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of report (date of earliest event reported):
                               December 15, 1999



                                   PANJA INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

      Texas                         0-26924                       75-1815822
 ---------------                  ------------               -------------------
 (State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


                             11995 FORESTGATE DRIVE
                               DALLAS, TEXAS 75243
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (972) 644-3048


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         See Exhibits 20.1 and 20.2 to the Form 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS

         (c)      Exhibit.
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

                   20.1 Press Release, dated December 15, 1999 relating to Intel investment.

                   20.2 Press Release, dated December 15, 1999 relating to restructuring.


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                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PANJA INC.


December 22, 1999                   By: /s/ David Chisum
                                       -----------------------------------------
                                           David Chisum
                                           Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX
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

Exhibit No.                                    Description
-----------                                    -----------
20.1 Press Release, dated December 15, 1999 relating to Intel investment

20.2 Press Release, dated December 15, 1999 relating to restucturing

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